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                                                                   EXHIBIT 10.50

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

          This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 13th day of November, 2002 by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the "Borrowers"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), individually and as agent for itself and the other banks (collectively, the "Banks") which from time to time are parties to the hereinafter defined Credit Agreement (in such capacity, the "Agent").

                                   BACKGROUND

          A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 ("Credit Agreement") as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001, by Fourth Amendment to Credit Agreement dated as of August 20, 2001, by Fifth Amendment to Credit Agreement dated as of March 27, 2002 and by Sixth Amendment to Credit Agreement dated as of May 14, 2002 (as amended, the "Amended Credit Agreement").

          B. The Borrowers have requested and the Agent and the Banks have agreed to further amend the Amended Credit Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

          (a) The definitions of "Termination Date" as set forth in Section 1.1 of the Credit Agreement and as revised in the Fourth Amendment to Credit Agreement shall be deleted and shall be replaced with the following:

               "Termination Date".  January 1, 2004

          (b) Beginning at the end of the fiscal quarter ending September 30, 2002, Section 6.1(a) Leverage Ratio of the Credit Agreement, as previously modified in paragraph 2(m) of the Third Amendment to Credit Agreement, paragraph 2(h) of the Fourth Amendment to Credit Agreement,

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paragraph 2(a) of the Fifth Amendment to Credit Agreement and paragraph 2(a) of the Sixth Amendment to Credit Agreement, shall be abated in its entirety through the end of the fiscal quarter ending December 31, 2003, and shall be modified as follows during the term of such abatement:

               (a) Leverage Ratio. Permit the Leverage Ratio, as of the end of the fiscal quarter ending on the dates specified below, for the prior four consecutive fiscal quarters, to equal or exceed the amount set forth opposite such period:

                                                       LEVERAGE RATIO MUST NOT
               LAST DAY OF FISCAL QUARTER                  BE GREATER THAN
               --------------------------              -----------------------
               September 30, 2002 through
                March 31, 2003                                 4.20 to 1
               June 30, 2003                                   3.50 to 1
               September 30, 2003 through
                December 31, 2003                              3.20 to 1

               provided, however, the abatement of Section 6.1(a) Leverage Ratio of the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement for the four consecutive fiscal quarter period ending on March 31, 2004 and for each four consecutive fiscal quarter period ending thereafter.

          (c)  Beginning with the fiscal quarter ending September 30, 2002,
Section 6.1(b) of the Credit Agreement, as previously modified in paragraph 2(n) of the Third Amendment to Credit Agreement, paragraph 2(i) of the Fourth Amendment to Credit Agreement and paragraph 2(b) of the Sixth Amendment to Credit Agreement, shall be modified as follows:

               (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage
               Ratio: (i) for the four consecutive fiscal quarter period ending on September 30, 2002, to be less than .60 to 1; (ii) for the one fiscal quarter period ending December 31, 2002, to be less than .9 to 1; (iii) for the two consecutive fiscal quarter period ending March 31, 2003, to be less than .9 to 1; (iv) for the three consecutive fiscal quarter period ending June 30, 2003, to be less than 1 to 1; and (v) for the four consecutive fiscal quarter period ending September 30, 2003, and for each four consecutive calendar quarter period ending on each December 31, March 31, June 30 and September 30 thereafter, to be less than 1 to 1;

          (d)  Beginning with the fiscal quarter ending September 30, 2002,
Section 6.1(c) Interest Coverage Ratio of the Credit Agreement, as previously modified in paragraph 2(o) of the Third Amendment to Credit Agreement, paragraph 2(j) of the Fourth Amendment to Credit Agreement, paragraph 2(b) of the Fifth Amendment to Credit Agreement and paragraph 2(c) of the Sixth Amendment to Credit Agreement, shall be abated in its entirety through December 31, 2003, and shall be modified as follows:

               (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of the end of each four consecutive fiscal quarter period ending on the dates specified below, to be less than the amount set forth opposite such period:

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                                                        Interest Coverage Ratio
               Last Day of Fiscal Quarter                Must Not Be Less Than
               --------------------------               ------------------------
               September 30, 2002                               1.1 to 1
               December 31, 2002                                1.2 to 1
               March 31, 2003                                   1.7 to 1
               June 30, 2003                                    1.9 to 1
               September 30,2003 through
                December 31, 2003                               2.1 to 1

               provided, however, the abatement of Section 6.1(c) Interest Coverage Ratio of the Credit Agreement shall cease for the four consecutive fiscal quarter period ending on March 31, 2004 and for each four consecutive fiscal quarter period ending thereafter, and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment, except that the words "equal or exceed" in the fifth line of Section 6.1(c) shall be changed to "be less than".

          (e)  Beginning on the effective date of this Amendment, Section 5.6
(d)(iii) of the Credit Agreement is modified to provide that Agent may require semi-annual collateral audits, instead of annual collateral audits for the balance of the term of the Amended Credit Agreement.

          3.   Term Loan Payments.

          (a) The outstanding principal balance of Term Loan A on the date hereof is $8,900,000. The payment schedule for Term Loan A set forth in Section 2.6(b) of the Credit Agreement is revised as follows. Beginning with the principal payment due on November 30, 2002, and continuing with the quarterly payments due each February 28, May 31, August 31, and November 30 thereafter, through the principal payment due August 31, 2004, the principal payments shall be $523,530.00 per quarter. The final principal payment due November 30, 2004 shall be $4,711,760.00. All principal and interest payments with respect to Term Loan A shall be for the ratable benefit of the Banks.

          (b) The outstanding principal balance of Term Loan B on the date hereof is $1,900,199.50. On the date hereof, as a condition of this Amendment, Borrowers shall pay to Agent, for the ratable benefit of the Banks, $1,000,000 of the principal balance of Term Loan B. Unless otherwise paid in full prior to February 28, 2005, the remaining principal balance of Term Loan B, together with all interest and other amounts due on Term Loan B, shall be paid on February 28, 2005, and Term Loan B shall be terminated. All principal and interest payments with respect to Term Loan B shall be for the ratable benefit of the Banks.

          4.   Interest Rates.

               Annex I to the Credit Agreement, as modified by paragraph 2(f) of the Third Amendment to Credit Agreement and paragraph 2(c) of the Fourth Amendment to Credit Agreement and paragraph 4 of the Sixth Amendment to Credit Agreement, is hereby further modified as provided below. Beginning on the effective date of this Amendment, the Ongoing Margins are as follows:

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               (a)  With respect to Term Loan A, effective on the effective date of this Amendment, the Ongoing Margins are:

                                   APPLICABLE MARGIN FOR  APPLICABLE MARGIN FOR
            LEVERAGE RATIO            EURODOLLAR LOANS       BASE RATE LOANS
            ---------------------  ---------------------  ---------------------
            More than 3:00 to 1                     6.50%                  5.00%
            Between 2.50 to 1 and
                  3.00 to 1                         5.50%                  4.00%
            Less than 2:50 to 1                     4.50%                  3.00%

               (b) With respect to the Revolving Credit Loan, effective on the effective date of this Amendment, the Ongoing Margins are:

                                             APPLICABLE MARGIN FOR BASE RATE
            LEVERAGE RATIO                                LOANS
            -------------------------------  -------------------------------
              More than 3:00 to 1                                       5.00%
            Between 2.50 to 1 and 3.00 to 1                             4.00%
              Less than 2:50 to 1                                       3.00%

               (c) With respect to Term Loan B, effective on the effective date of this Amendment, the Ongoing Margins are:

                                             APPLICABLE MARGIN FOR BASE RATE
            LEVERAGE RATIO                                LOANS
            -------------------------------  -------------------------------
              More than 3:00 to 1                                       5.50%
            Between 2.50 to 1 and 3.00 to 1                             4.50%
              Less than 2:50 to 1                                       3.50%

          5. Amendment Fee. Borrowers shall pay to the Agent, for the ratable benefit of the Banks, an Amendment Fee in the amount of $60,000 upon execution of this Amendment.

          6. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment and all prior amendments to the Credit Agreement.

          7. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

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          8.   Representations and Warranties.

               (a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as previously amended and as amended herein, are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Amended Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Amended Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in
Section 3.2 of the Amended Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

               (b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

               (c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

               (d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

          9. Conditions Precedent. The effectiveness of the amendments set forth herein are subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

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               (a)  The Borrowers shall have delivered to the Agent the
following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                    (i) This Amendment and the consents of the Guarantor and the Subordinated Creditors as attached hereto;

                    (ii) The Amendment to Pledge Agreement which adds 30 million new shares of the common stock of CECO Filters, Inc. to the collateral securing the Loans and all documents provided for therein; and

                    (iii) Such additional documents, certificates and
               information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

               (b) All conditions precedent to the Amendment to Pledge Agreement are full filled.

               (c) The $1,000,000 payment on Term Loan B as provided in paragraph 3(b) above has been delivered to Agent.

               (d) After giving effect to the amendments contained herein, the representations and warranties set forth in the Amended Credit Agreement shall be true and correct on and as of the date hereof.

               (e) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

               (f) The Borrowers shall have paid the Amendment Fee as provided in paragraph 4 above and the reasonable fees and disbursements of the Agent's counsel incurred in connection with this Amendment.

          10. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Amended Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent's or the Banks' other rights or remedies.

          11. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Amended Credit Agreement and the Loan Document and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

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          12.  Effective Date. The parties hereto agree that the provisions of paragraphs 2, 3 and 4 of this Amendment shall for all purposes be deemed to be effective as of September 30, 2002 (the "effective date") and for all purposes the Amended Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in such paragraphs, even though this Amendment is executed after such date.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        CECO GROUP, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: CFO

                                        CECO FILTERS, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: CFO

                                        AIR PURATOR CORPORATION

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: President

                                        NEW BUSCH CO., INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

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                                        THE KIRK & BLUM MANUFACTURING
                                        COMPANY

                                        By:    /s/ David D. Blum
                                               -----------------
                                        Name:  David D. Blum
                                        Title: President

                                        KBD/TECHNIC, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        CECO ABATEMENT SYSTEMS, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Agent and as a Bank

                                        By:    /s/ William C. Miles
                                               --------------------
                                        Name:  William C. Miles
                                        Title: Vice President

                                        FIFTH THIRD BANK, as a Bank

                                        By:    /s/ David Fuller
                                               ----------------
                                        Name:  David Fuller
                                        Title: Vice President

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                                        BANK ONE, NA, as a Bank

                                        By:    /s/ Jeffrey C. Nicholson
                                               ------------------------
                                        Name:  Jeffrey C. Nicholson
                                        Title: First Vice President

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                               GUARANTOR'S CONSENT

          By Corporate Guaranty, dated December 7, 2000 (the "Guaranty"), the undersigned (the "Guarantor") guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers' execution of the foregoing Seventh Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        CECO ENVIRONMENTAL CORP.

                                        By:    /s/ Phillip DeZwirek
                                               --------------------
                                        Name:  Phillip DeZwirek
                                        Title: Chairman

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                         SUBORDINATED CREDITOR'S CONSENT

          The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Seventh Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        GREEN DIAMOND OIL CORP.

                                        By:    /s/ Phillip DeZwirek
                                               --------------------
                                        Name:  Phillip DeZwirek
                                        Title  President

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                         SUBORDINATED CREDITOR'S CONSENT

          The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Seventh Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        For and on behalf of
                                        ICS TRUSTEE SERVICES LIMITED

                                        By:    /s/  Eliza S. Y. Wu
                                               -------------------
                                        Name:  Eliza S. Y. Wu
                                        Title: Authorised Signing Officer

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                         SUBORDINATED CREDITOR'S CONSENT

          The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Seventh Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                        HARVEY SANDLER

                                        ---------------------------------